Investor Presentation August 3, 2020 Steve Gardner Chairman, President & Chief Executive Officer sgardner@ppbi.com 949-864-8000 Ronald J. Nicolas, Jr. Sr. EVP & Chief Financial Officer rnicolas@ppbi.com 949-864-8000

FORWARD LOOKING STATEMENTS AND WHERE TO FIND MORE INFORMATION Forward Looking Statements This investor presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and the future performance of Pacific Premier Bancorp, Inc. (“PPBI” or the “Company”), including its wholly-owned subsidiary Pacific Premier Bank (“Pacific Premier”). Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “could,” “may,” “should,” “will” or other similar words and expressions are intended to identify these forward- looking statements. These forward-looking statements are based on PPBI’s current expectations and beliefs concerning future developments and their potential effects on the Company including, without limitation, plans, strategies and goals, and statements about the Company’s expectations regarding revenue and asset growth, financial performance and profitability, loan and deposit growth, yields and returns, loan diversification and credit management, stockholder value creation, tax rates and the impact of the acquisition of Opus Bank (“Opus” or “OPB”) and other acquisitions. Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Many possible events or factors could affect PPBI’s future financial results and performance and could cause actual results or performance to differ materially from anticipated results or performance. The COVID-19 pandemic is adversely affecting us, our customers, counterparties, employees, and third-party service providers, and the ultimate extent of the impacts on our business, financial position, results of operations, liquidity, and prospects is uncertain. Continued deterioration in general business and economic conditions, including further increases in unemployment rates, or turbulence in domestic or global financial markets could adversely affect our revenues and the values of our assets and liabilities, reduce the availability of funding, lead to a tightening of credit, and further increase stock price volatility, which could result in impairment to our goodwill in future periods. In addition, changes to statutes, regulations, or regulatory policies or practices as a result of, or in response to COVID-19, could affect us in substantial and unpredictable ways, including the potential adverse impact of loan modifications and payment deferrals implemented consistent with recent regulatory guidance. Other risks and uncertainties include, but are not limited to, the following: the strength of the United States economy in general and the strength of the local economies in which we conduct operations; the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; inflation/deflation, interest rate, market and monetary fluctuations; the effect of acquisitions we have made or may make, such as our recent acquisition of Opus, including, without limitation, the failure to achieve the expected revenue growth and/or expense savings from such acquisitions, and/or the failure to effectively integrate an acquisition target into our operations; the timely development of competitive new products and services and the acceptance of these products and services by new and existing customers; the impact of changes in financial services policies, laws and regulations, including those concerning taxes, banking, securities and insurance, and the application thereof by regulatory bodies; the effectiveness of our risk management framework and quantitative models; changes in the level of our nonperforming assets and charge-offs; uncertainty regarding the future of LIBOR and potential alternative reference rates, including SOFR; the effect of changes in accounting policies and practices or accounting standards, as may be adopted from time-to-time by bank regulatory agencies, the U.S. Securities and Exchange Commission (“SEC”), the Public Company Accounting Oversight Board, the Financial Accounting Standards Board or other accounting standards setters, including ASU 2016-13 (Topic 326), “Measurement of Credit Losses on Financial Instruments,” commonly referenced as the CECL model, which has changed how we estimate credit losses and may further increase the required level of our allowance for credit losses in future periods; possible credit related impairments of securities held by us; possible impairment charges to goodwill; the impact of current governmental efforts to restructure the U.S. financial regulatory system, including any amendments to the Dodd-Frank Wall Street Reform and Consumer Protection Act; changes in consumer spending, borrowing and savings habits; the effects of our lack of a diversified loan portfolio, including the risks of geographic and industry concentrations; our ability to attract deposits and other sources of liquidity; the possibility that we may reduce or discontinue the payments of dividends on our common stock; changes in the financial performance and/or condition of our borrowers; changes in the competitive environment among financial and bank holding companies and other financial service providers; geopolitical conditions, including acts or threats of terrorism, actions taken by the United States or other governments in response to acts or threats of terrorism and/or military conflicts, which could impact business and economic conditions in the United States and abroad; public health crises and pandemics, including the COVID-19 pandemic, and their effects on the economic and business environments in which we operate, including on our credit quality and business operations, as well as the impact on general economic and financial market conditions; cybersecurity threats and the cost of defending against them, including the costs of compliance with potential legislation to combat cybersecurity at a state, national or global level; unanticipated regulatory or legal proceedings; and our ability to manage the risks involved in the foregoing. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, and other filings filed with the SEC and available at the SEC’s Internet site (http://www.sec.gov). The Company undertakes no obligation to revise or publicly release any revision or update to these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made. Non-U.S. GAAP Financial Measures This presentation contains non-U.S. GAAP financial measures. For purposes of Regulation G promulgated by the SEC, a non-U.S. GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts or is subject to adjustments that have the effect of excluding amounts that are included in the most directly comparable measure calculated and presented in accordance with U.S. GAAP in the statement of income, statement of financial condition or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented in this regard. U.S. GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, PPBI has provided reconciliations within this presentation, as necessary, of the non-U.S GAAP financial measures to the most directly comparable U.S. GAAP financial measures. For more details on PPBI’s non-U.S. GAAP measures, refer to the Appendix in this presentation. © 2020 Pacific Premier Bancorp, Inc. | All rights reserved 2

PACIFIC PREMIER BANCORP, INC. Premier banking franchise in key metropolitan areas throughout the Western U.S. Corporate Overview Branch Footprint Headquarters Irvine, CA Exchange/Listing NASDAQ: PPBI Pacific Northwest 16 Seattle MSA (15) Market Capitalization(1) $2.0 billion Portland MSA (2) Other Washington (1) Average Daily Volume(2) 647,195 shares 2 Common Shares Outstanding(3) 94,350,902 Dividend Yield(1) 4.7% Northern California 3 San Francisco MSA (3) # of Research Analysts 5 Analysts Client Focus Small & Middle-Market Businesses Central Coast California 11 San Luis Obispo (9) Branch Network 86 Full Service Branch Locations Santa Barbara (2) Financial Highlights Nevada 1 Las Vegas (1) Balance Sheet and Capital Ratios(3) Profitability and Credit Quality(3) 49 Southern California Assets $20,517 ROAA (2.61)% Los Angeles-Orange (31) San Diego (7) Riverside-San Bernardino (11) Loans HFI $15,083 PPNR ROAA(4) 1.60% TCE / TA(4) 8.50% Efficiency Ratio(4) 52.9% Tier 1 Capital Ratio 11.32% NPA / Assets 0.17% 4 Arizona Total RBC Ratio 15.69% ACL / Loans(5) 2.02% Phoenix (1) Scottsdale (1) Tucson (2) Note: All dollars in millions 1. Market data as of July 31, 2020 2. 3-month average as of July 31, 2020 3. As of June 30, 2020 or for the three months ended June 30, 2020. 4. Pre-provision net revenue excludes merger-related expenses. Please refer to non-U.S. GAAP reconciliation in appendix 5. Allowance for Credit Losses to loans held for investment, excluding SBA PPP loans © 2020 Pacific Premier Bancorp, Inc. | All rights reserved 3

Q2 2020 RESULTS • Completed Opus Bank acquisition effective June 1, 2020 • Net loss of $99.1 million or $1.41 per share; driven by provision and merger-related expense Earnings • Pre-provision net revenue of $60.6 million(1), compared to $58.7 million(1) in Q1 2020, or a 3.1% increase • Net interest margin of 3.79%; core net interest margin of 3.59%(1) • Efficiency ratio of 52.9%(1) and noninterest expense of $76.6 million(2) • Deposits of $17.0 billion; non-maturity of 89% and noninterest-bearing checking of 35% of total deposits Deposits • Average cost of deposits decreased to 0.32% from 0.48% in Q1 2020 • Opus acquisition added $6.6 billion in deposits • Loan portfolio of $15.1 billion, an increase of $6.3 billion, or 72%, from Q1 2020 Loans • Loan / deposit ratio of 88.8%, compared to 96.3% in Q1 2020 • Opus acquisition added $5.9 billion in loans • Total delinquent loans decreased to 0.25% of total loan portfolio from 0.33% in Q1 2020 Asset • Nonperforming assets were 0.17% of total assets, a slight decrease from 0.18% in Q1 2020 Quality • Allowance for credit losses of $282.3 million and fair value net discount on acquired loans of $144.5 million • Net charge-offs of $4.7 million, or 0.04% of average loans • Issued $150.0 million of fixed-to-floating subordinated debt on June 15, 2020 Capital • Tangible book value per share of $17.58(1) • Declared quarterly dividend of $0.25 per share 1. Please refer to non-U.S. GAAP reconciliation in appendix 2. Noninterest expense, excluding merger related expense © 2020 Pacific Premier Bancorp, Inc. | All rights reserved 4

KEY INVESTMENT HIGHLIGHTS • Financial performance in Q2 2020 impacted by Opus acquisition and COVID-19 pandemic . Provision for credit losses of $160.6 million Financial . $84.4 million Day 1 Opus provision Performance . $76.2 million Q2 provision, driven primarily by economic forecast . Merger-related expense of $39.3 million • Combined ACL and FV marks results in a 3.03% loss absorbing capacity on total loans, excluding PPP loans • Completed the sale of $1.1 billion PPP loans, approximate $19 million gain • One of the premier commercial bank franchises in the Western U.S. Strong • Benefits from strength and size of attractive Western U.S. markets Franchise • Comprehensive product offering targeting small & middle-market businesses • Strong culture with robust governance processes and experienced credit personnel Prudent Risk • Consistent excellent asset quality metrics and better-than-peer average credit losses and nonperforming loans Management • Proactive credit risk management – limited net loan growth over the last 8 quarters Experienced • Management team, on average, has over 25 years of banking experience Management • Continuous strengthening and improvement of executives and personnel • Deep in-market relationships drive client-focused business model © 2020 Pacific Premier Bancorp, Inc. | All rights reserved 5

MANAGED LOAN GROWTH • Prudent, limited net loan growth and proactive credit risk management • PPBI has considered risks of growth at later stages of economic cycles June 2020 Acquired Opus Bank $16.0 ($5.9B loans(1)) $15.1 Originated $1.1B of PPP loans $14.0 July 2018 $12.0 Acquired Grandpoint No significant organic net loan growth over 7 quarters Capital, Inc. November 2017 ($2.4B loans) Acquired Plaza Bancorp $10.0 ($1.1B loans) $8.8 $8.8 $8.9 $8.8 $8.8 $8.7 $8.8 April 2017 $8.0 Acquired Heritage Oaks Bancorp ($1.4B loans) $6.2 $6.2 $6.3 $6.0 $4.9 $5.0 $4.0 $3.4 $2.0 $0.0 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 2017 2018 2019 2020 Loans Held for Investment Note: All dollars in billions 1. After fair value adjustments © 2020 Pacific Premier Bancorp, Inc. | All rights reserved 6

OPUS ACQUISITION UPDATE • Opus integration; teams came together quickly, functioning at a high level, relationship banking focused Integration/ • Systems conversion to occur first weekend in October 2020 Conversion • Pacific Premier Trust systems conversion expected to occur in first half of 2021 • Dan Borland – Senior EVP, Head of Commercial Real Estate & SBA – started 03/2020 - Previously Commercial Real Estate Banking Market Manager at Wells Fargo Key - Built Opus CRE lending platform from 2010 to 2015 Leadership Additions • Rich Immesberger – Senior EVP, President of Pacific Premier Trust – started 06/2020 - Previously National Head of Trust and Estate Services for BMO Harris Bank • Mark Gouvion – EVP, Head of Retail Banking – started 08/2019 - Previously Head of Retail Banking at Opus • Roehl Amante – SVP, Chief Audit Executive – started 06/2020 - Previously Audit Director at Opus; prior to Opus, audit executive at East West Bank • Estimated 25% cost savings at announcement Cost • Executing ahead of planned synergies, expected to exceed 25% Savings • 20 branches will be consolidated in conjunction with systems conversion Deposits/ • Repriced Opus deposits and reduced wholesale funding Funding • Added specialty lines of business with approximately $1.7 billion of core deposits at a cost of 0.04% © 2020 Pacific Premier Bancorp, Inc. | All rights reserved 7

ATTRACTIVE DEPOSIT MIX • 89% of total deposits are non-maturity and 35% are noninterest-bearing demand • Deposit mix reflects our relationship-based business model Deposit Mix (% of Total) Q2 2020 % of Cost of Balance Total Deposits(1) Money Market Certificates of Deposit & Savings (dollars in thousands) 36% 11% Noninterest-bearing demand $ 5,899,442 35% 0.00% Interest-bearing demand 3,098,454 18% 0.24% Money market and savings 6,060,031 36% 0.52% Total non-maturity deposits 15,057,927 89% 0.43% Retail certificates of deposit 1,651,976 10% 0.54% Interest- Noninterest Wholesale/brokered certificates of deposit 266,790 1% 1.36% bearing -bearing Total certificates of deposit 1,918,766 11% 0.65% Demand Demand 18% 35% Total deposits $ 16,976,693 100% 0.32% Cost of Deposits(1) Non-Maturity Deposits (% of Total) 0.73% 0.72% 89% 88% 88% 0.58% 0.48% 85% 0.32% 82% Q2 Q3 Q4 Q1 Q2 Q2 Q3 Q4 Q1 Q2 2019 2019 2019 2020 2020 2019 2019 2019 2020 2020 1. Quarterly average cost © 2020 Pacific Premier Bancorp, Inc. | All rights reserved 8

DIVERSIFIED BUSINESS LINES Specialized lines of business provide fee income and low-cost core deposits  Pacific Premier Trust (formerly PENSCO Trust) and Commerce Escrow Company acquired from Opus  Opus acquisition expected to result in 3x increase in PPBI’s pro forma annual noninterest income(1)  $1.7 billion in deposits with a blended deposit cost of 0.04%  Meaningful opportunities to expand both lines of business over time Annual Noninterest Cost of Income(2) Deposits Deposits(3) Pacific Premier Trust $29.5 million $1.2 billion 0.02% Commerce Escrow $6.0 million $500 million 0.09% Total $34.5 million $1.7 billion 0.04% Note: Financial information for three months ended March 31, 2020 Note: Noninterest income excludes gain on sale of investment securities 1. Includes $1.0 million reduction in interchange fees due to Durbin Amendment 2. 1Q 2020 annualized 3. Weighted average rate as of March 31, 2020 © 2020 Pacific Premier Bancorp, Inc. | All rights reserved 9

PPBI Q2 2020 Financial Overview

CORE EARNINGS AND EFFICIENCY • Capital generation from pre-provision net revenue and operating efficiencies • Since 2013:  Compound annual growth for total revenue of 38% and pre-provision net revenue of 43%(1)(2)  Efficiency ratio improved from 64.7% to 52.9%(1) Revenue and Efficiency Ratio(1) Pre-Provision Net Revenue(1) $548.8 $494.6 $242.3 $482.5 $235.0 $224.1 $423.7 64.7% 61.3% $192.3 55.9% 53.6% 50.8% 52.6% $278.6 51.6% 52.9% $131.7 51.0% 1.99% 2.19% 1.84% 2.16% 1.96% 1.94% 2.03% 1.62% 1.60% $172.7 $79.0 $120.7 $52.2 $87.0 $67.3 $33.6 $23.4 2013 2014 2015 2016 2017 2018 2019 Q1 Q2 2013 2014 2015 2016 2017 2018 2019 Q1 Q2 (2) (2) (2) (2) 2020 2020 2020 2020 Total Revenue Efficiency Ratio Pre-Provision Net Revenue PPNR / Average Assets Note: All dollars in millions 1. Excludes merger-related expenses. Please refer to non-U.S. GAAP reconciliation in appendix. 2. Assumes annualized total revenue and pre-provision net revenue © 2020 Pacific Premier Bancorp, Inc. | All rights reserved 11

NET INTEREST MARGIN NIM contracted in Q2 2020, primarily driven by Fed rate cuts and the acquisition of Opus Factors Affecting Q2 2020 Net Interest Margin Reported and Core Net Interest Margin 4.48% 4.43% 4.44% 4.21% 4.25% 4.33% 4.24% 4.18% 3.79% 4.09% 4.06% 4.20% 4.18% 4.24% 4.13% 4.08% 3.93% 3.59% 2013 2014 2015 2016 2017 2018 2019 Q1 Q2 2020 2020 Increase Decrease Reported Net Interest Margin Core Net Interest Margin (1) Loan Yields Cost of Deposits 5.59% 5.54% 5.32% 5.39% 5.45% 5.31% 5.52% 5.27% 4.77% 0.66% 5.31% 5.30% 5.28% 5.18% 5.18% 5.13% 5.04% 5.08% 4.57% 0.51% 0.48% 0.34% 0.34% 0.32% 0.32% 0.28% 0.28% 2013 2014 2015 2016 2017 2018 2019 Q1 Q2 2013 2014 2015 2016 2017 2018 2019 Q1 Q2 2020 2020 2020 2020 Reported Loan Yield Core Loan Yield (1) Cost of Deposits 1. Please refer to non-U.S. GAAP reconciliation in appendix. Core net interest margin and core loan yield exclude accretion and other one-time adjustments. © 2020 Pacific Premier Bancorp, Inc. | All rights reserved 12

LOSS ABSORPTION CAPACITY Updated economic forecast for CECL Model: • Utilized Moody’s probability-weighted June economic forecast • Q2 2020 Unemployment Rate of 14.1%; Real GDP Q2 change (32.3)%, and CRE Price Index Q2 change (46.5)% • Economic recovery accelerates in second-half of 2021 Allowance for Credit Losses + Fair Value Mark Allowance for Credit Losses by Loan Type % of Total Opus Day 1 Loans Held for (dollars in thousands) 3/31/2020 6/1/2020 6/30/2020 (3) Balance Investment % of % of % of ACL Loans ACL Loans ACL Loans Allowance for Credit Losses $ 282,271 2.02% Balance HFI (3) Balance HFI (3) Balance HFI (3) Plus: Fair Value Mark on Acquired Loans 144,521 1.03% Investor loans secured by real estate Total Allowance + Fair Value Mark(4) $ 426,792 3.03% CRE non-owner occupied $ 15,896 0.78% $ 9,341 1.25% $ 63,007 2.26% Combined Loss Absorption Capacity Multifamily 14,722 0.91% 53,323 1.40% 63,511 1.22% Construction and land 9,222 2.44% 4,198 7.66% 18,804 5.26% (1) ACL Change Attributions ($ in millions) SBA secured by real estate 935 1.52% - 0.00% 2,010 3.38% Business loans secured by real estate CRE owner-occupied 26,793 1.42% 8,430 2.48% 48,213 2.22% Franchise real estate secured 7,503 2.02% - 0.00% 13,060 3.58% SBA secured by real estate(2) 4,044 4.84% 331 6.83% 4,368 5.11% Commercial loans Commercial and industrial 15,742 1.08% 20,118 2.36% 41,967 2.05% Franchise non-real estate secured 16,616 3.03% - 0.00% 21,676 4.14% SBA non-real estate secured 516 3.17% 964 1.48% 600 2.85% Retail loans Single family residential 1,137 0.48% 198 0.45% 1,479 0.56% Consumer loans 2,296 4.90% 206 3.39% 3,576 7.72% Total ACL $ 115,422 1.32% $ 97,109 1.64% $ 282,271 2.02% Unfunded 11,636 8,568 22,023 Increase Decrease Total ACL & Unfunded $ 127,058 $ 105,677 $ 304,294 Note: All dollars in thousands, unless where noted 1. SBA loans that are collateralized by hotel/motel real property 2. SBA loans that are collateralized by real property other than hotel/motel real property 3. Excludes PPP loans 4. Adds back the FV discount to the loans held for investment © 2020 Pacific Premier Bancorp, Inc. | All rights reserved 13

CAPITAL RATIOS Strong regulatory capital ratios Well-Capitalized Regulatory Q2 2020 Q1 2020 Q4 2019 Minimum Level(2) Consolidated PPBI Common Equity Ratio 12.94% 16.72% 17.09% N/A Tangible Common Equity Ratio(1) 8.50% 10.06% 10.30% N/A Leverage Ratio 12.00% 10.68% 10.54% 5.00% Common Equity Tier 1 Ratio (CET1) 11.32% 11.59% 11.35% 7.00% Tier 1 Ratio 11.32% 11.66% 11.42% 8.50% Risk Based Capital Ratio 15.69% 14.23% 13.81% 10.50% Pacific Premier Bank Leverage Ratio 13.49% 12.54% 12.39% 5.00% Common Equity Tier 1 Ratio (CET1) 12.73% 13.70% 13.43% 7.00% Tier 1 Ratio 12.73% 13.70% 13.43% 8.50% Risk Based Capital Ratio 14.81% 14.28% 13.83% 10.50% 1. Please refer to non-U.S. GAAP reconciliation in appendix 2. The higher of minimum well-capitalized or minimum well-capitalized plus capital conservation buffer © 2020 Pacific Premier Bancorp, Inc. | All rights reserved 14

Loan Portfolio and Credit Quality

DIVERSIFIED LOAN PORTFOLIO • 75% of loan portfolio is real estate secured Q2 2020 • Geographically diversified Weighted % of Average Balance Total Rate(1) Investor real estate secured CRE non-owner occupied $ 2,783,692 18% 4.41 % Business real Multifamily 5,225,557 35 4.15 estate secured Construction and land 357,426 2 5.81 17% Investor (2) real estate SBA secured by real estate 59,482 0 5.02 secured Total investor real estate secured 8,426,157 56 4.31 56% Business real estate secured Loans by Type CRE owner-occupied 2,170,154 14 4.56 Franchise real estate secured 364,647 2 5.19 Commercial SBA secured by real estate(3) 85,542 1 5.25 25% Total business real estate secured 2,620,343 17 4.67 Consumer Commercial 2% Commercial and industrial 2,051,313 14 3.95 Franchise non-real estate secured 523,755 3 5.67 SBA non-real estate secured 21,057 0 5.38 Other CA 36% SBA PPP 1,128,780 7 1.00 Total commercial 3,724,905 25 3.26 Orange WA 6% Consumer Loans by County 12% AZ Single family residential 265,170 2 4.41 Geography(4) 6% Consumer 46,309 0 2.50 Other Total consumer 311,479 2 4.14 Los States Angeles 14% 26% Total loans held for investment $ 15,082,884 100% 4.12 % Note: All dollars in thousands Note: Except with respect to PPP loans, SBA loans are unguaranteed portion and represent approximately 20% of principal balance for the respective borrower 1. As of June 30, 2020 and excludes the impact of fees, discounts and premiums 2. SBA loans that are collateralized by hotel/motel real property 3. SBA loans that are collateralized by real property other than hotel/motel real property 4. Based on state where primary real property collateral is located, if available, otherwise borrower address is used. All California information is for respective county © 2020 Pacific Premier Bancorp, Inc. | All rights reserved 16

MODIFICATIONS AS OF JUNE 30, 2020 Loan Modifications by Loan Type Loan Modifications Total Loan Modifications Closed Loan Loan Commercial Modifications Modifications Total Loan real estate (dollars in thousands) Closed In Process Modifications 51.7% CRE NOO $ 796,514 $ 4,840 $ 801,354 Multifamily 492,261 4,082 496,342 Multifamily Commercial and Industrial 91,558 21 91,579 21.9% CRE OO 363,104 734 363,838 Franchise 489,847 - 489,847 SFR and other SFR and other 11,690 - 11,690 0.5% Commercial Total $ 2,244,974 $ 9,677 $ 2,254,651 Franchise and 21.8% industrial % of total loans HFI 14.9% 0.1% 14.9% 4.1% Interest-Only vs. Full Payment Deferrals by Term Expiration of Modifications (1) Total Loan Modifications Closed Loan Modifications Closed (dollars in millions) 1,000 $940 900 Interest- Only 6M 800 4M 27% 700 3M Full $595 Payment 600 Months of 3M Deferrals 500 Deferral 73% $444 400 300 6M $216 200 4M 100 $19 $20 $3 - Jun-20 Jul-20 Aug-20 Sep-20 Oct-20 Nov-20 Dec-20 Note: Financial information as of June 30, 2020 Interest-Only Full Payment Deferrals 1. Based on executed modification date and temporary modification plan selected. Excludes expired modifications in May 2020. © 2020 Pacific Premier Bancorp, Inc. | All rights reserved 17

MODIFICATIONS CURRENT STATUS Consistent communication and inquiry of clients’ intentions  930 clients representing $1.4 billion, or 63% of closed modifications, have been assessed as of July 24, 2020  Initial focus on modifications expiring in June and July 2020 – 91% contacted  87% of borrowers contacted have indicated that they intend to resume normal loan payments  Further discussion, evaluation and negotiation with those that cannot – PPB will seek borrower concessions Modifications Current Status of Select Loan Segments as of July 24, 2020 Total Loan % of Expiring Will payments resume upon Modifications % of Total Mods Mods expiration of modification? (dollars in thousands) Closed(1) Contacted Contacted(2) Yes No CRE Non-owner Occupied(3) $ 796,514 43.9% 87.0% 69.8% 30.2% CRE NOO Office 176,093 39.3% 87.2% 86.8% 13.2% CRE NOO Retail 258,049 58.2% 86.7% 84.2% 15.8% CRE NOO Hotel/Motel 270,187 33.5% 98.2% 28.8% 71.2% Franchise Loans 489,847 83.7% 99.6% 94.6% 5.4% Commercial & Industrial 91,558 60.7% 85.1% 82.0% 18.0% CRE Owner Occupied 363,104 55.5% 86.2% 77.9% 22.1% Multifamily 492,261 79.3% 89.0% 98.4% 1.6% Total Loan Modifications $ 2,244,974 63.0% 90.6% 86.5% 13.5% Note: Table excludes temporary loan modifications on SFR and Other Loans totaling $11.7 million 1. As of June 30, 2020 2. Expiring Mods defined as temporary loan modifications that expired in either June or July of 2020 3. Includes Non-owner Occupied CRE Industrial/Other of $92.2 million © 2020 Pacific Premier Bancorp, Inc. | All rights reserved 18

COVID-19 “AT-RISK” SEGMENTS ACL % and Loss Absorption Coverage % are both higher than aggregate portfolio At-Risk Loans by Loan Type, as of June 30, 2020 Avg. % % Loss Loan # of Loan Seasoning Modified Criticized Coverage (dollars in thousands) Balance Loans Size LTV DSCR in Months Loans Loans(1) Ratio(2) Notes Low LTV; no malls and minimal CRE NOO Retail $ 762,533 411 $ 1,855 50% 1.90 46 34% 0.43% 1.83% exposure to big-box retailers Generally low-rise and garden-style CRE NOO Office $ 764,677 307 $ 2,491 55% 1.73 37 23% 0.71% 2.48% Class B & C properties No large resort, conference centers or CRE NOO Hotel/Motel $ 388,068 112 $ 3,465 49% 1.98 57 70% 0.08% 9.34% casinos Small average loan size, no loan SBA Hotel/Motel $ 59,482 109 $ 546 70% 1.64 36 0% 7.83% 3.38% modifications (3) Seasoned operators, 91% are Quick Franchise Loans $ 888,402 849 $ 1,046 NA 1.45 28 55% 1.68% 3.91% Service Restaurants Total $ 2,863,162 1,788 $ 1,601 42% 1.00% 3.70% 1. Period-end category criticized loans / category loans 2. Loss Coverage Ratio defined as (Allowance for Credit Losses + Fair Value Discount) / category loan balance 3. Fixed Cost Coverage Ratio (FCCR) used for Franchise Loans in place of DSCR © 2020 Pacific Premier Bancorp, Inc. | All rights reserved 19

CRE NON-OWNER OCCUPIED (“NOO”) Portfolio Characteristics – CRE Non-Owner Occupied Other Hotel and Loan Balance Outstanding* $2.8 billion 18% Motel 14% Number of Loans 1,431 Industrial By 14% Average Loan Size $1.9 million Property Type Retail Loan-to-Value (Weighted Average) 51% 27% DSCR (Weighted Average) 1.90x Office 27% Seasoning (Weighted Average) 44 months Delinquencies 0.11% (ACL + FV Mark) / Loans 2.98% *Excludes SBA loans WA Portfolio Fundamentals 4% Other NV States • Core competency for PPBI, an asset class which performed well for the bank 2% 9% Los Angeles during the Great Recession of 2008 AZ 24% 8% Other CA • Seasoned owners and managers of income properties By 10% Geography (1) Orange Ventura County • Secured by stabilized properties with recurring cash flows 1% 11% San Luis Santa Barbara Obispo San 4% 9% Diego Riverside • Strong underwriting standards with minimum DSCR of 1.25x and maximum 11% 5% loan-to-value of 75%, majority with personal guarantees San Bernardino 3% • Global cash flow and global DSCR for all loans over $1 million • Disciplined underwriting uses the lesser of actual or market rents and market 1. Based on state where primary real property collateral is located, if available, otherwise vacancy, not projections or pro forma borrower address is used. All California information is for respective county. © 2020 Pacific Premier Bancorp, Inc. | All rights reserved 20

CRE NOO - RETAIL AND OFFICE Portfolio Characteristics – Retail and Office CRE NOO Retail Office Los Angeles WA Other States 30% 4% 12% Loan Balance Outstanding* $763 million $765 million Retail: NV Number of Loans 411 307 3% Orange By AZ County Average Loan Size $1.9 million $2.5 million Geography 10% 6% (1) Other CA Loan-to-Value (Weighted Average) 50% 55% 9% San Riverside Diego 6% DSCR (Weighted Average) 1.90x 1.73x Ventura 7% San Bernardino 1% 3% Seasoning (Weighted Average) 46 months 37 months Santa Barbara San Luis Obispo 3% 6% Delinquencies 0.36% 0.00% *Excludes(ACL + SBA FVloans Mark) / Loans 1.83% 2.48% Other States *Excludes SBA loans 9% Los WA Angeles Portfolio Fundamentals NV 3% 23% 3% Office: Retail AZ 7% Orange By Other CA • PPBI lends on seasoned Class B and C neighborhood centers in well 3% County Geography 19% established higher density markets (1) Ventura 1% • No exposure to malls and minimal exposure to big-box retailers Santa Barbara San Diego 4% 10% Riverside Office 4% San Luis San Bernardino • PPBI lends on seasoned Class B and C properties located near job centers, Obispo 3% with emphasis on metro markets and supporting suburbs 11% • Properties are generally low-rise and garden-style, with minimal exposure to Class A high-rise projects 1. Based on state where primary real property collateral is located, if available, otherwise borrower address is used. All California information is for respective county © 2020 Pacific Premier Bancorp, Inc. | All rights reserved 21

CRE NOO - HOTEL / MOTEL – NON-SBA AND SBA Portfolio Characteristics – Hotel / Motel College/ University 1% Loan Balance Outstanding, Total $448 million Urban/ Airport Conference/ Downtown 9% Convention CRE, non-SBA SBA 13% 0.4% Interstate Loan Balance Outstanding $388 million $59 million 14% Demand Number of Loans 112 109 Drivers Leisure Average Loan Size $3.5 million $546,000 Suburban 14% 43% Loan-to-Value (Weighted Average) 49% 70% Military 2% DSCR (Weighted Average) 1.98x 1.64x Resort/ Destination Seasoning (Weighted Average) 57 months 36 months 4% Delinquencies 0.08% 1.66% NV (ACL + FV Mark) / Loans 9.34% 3.38% 2% Other States Los Angeles 16% AZ 12% Portfolio Fundamentals Other CA 7% 6% By Orange • 55% flagged properties, 45% boutique hotels; 66% limited service County Geography Santa 6% (1) Barbara 8% Riverside • No exposure to large conference center hotels, large resorts or casinos San Luis 4% Obispo 18% San Diego San 19% Bernardino • Loans to seasoned hotel operators, generally with significant resources 1% • Underwriting consistent with management’s conservative approach Note: SBA loans are unguaranteed portion and represent approximately 20% of principal balance for the respective borrower 1. Based on state where primary real property collateral is located, if available, otherwise borrower address is used. All California information is for respective county • SBA represents the retained, unguaranteed portion of outstanding balance © 2020 Pacific Premier Bancorp, Inc. | All rights reserved 22

FRANCHISE LOANS Portfolio Characteristics – Franchise Loans Portfolio consists almost entirely of loans to QSRs, a well defined segment with a history Loan Balance Outstanding $888 million of resiliency in a recessionary environment % of Loans Secured by Real Estate Collateral 41% Jimmy Number of Relationships 217 John's 2% Jack In The Average Relationship Size $4.1 million Other Box 18% 3% Average Length of Relationship 41 months Zaxby's Burger 4% King Number of Loans 849 By 21% Franchise Average Loan Size $1.0 million (1) Wendy's Concept 4% FCCR* (Weighted Average) 1.45x Denny's Popeye's Dunkin' 4% 7% 16% Delinquencies 0.95% KFC 9% Sonic 12% (ACL + FV Mark) / Loans 3.91% Portfolio Fundamentals TX 13% • 91% of Franchise portfolio are Quick Service Restaurant (“QSR”) brands, fast food with national scale and the resources to innovate and command market share Other CA States 12% 30% By • 81% of the QSR franchise concepts in our portfolio profile to have drive-thru, takeout (3) Geography and/or delivery capabilities (2) NJ 12% • Borrowers have on average 22 years of franchise operating experience, and operate MI over 20 store locations on average 3% FL NC 6% IL NY OH 6% 3% GA 5% 6% • Principals provide personal guarantees, loans are cross collateralized and cross 4% defaulted 1. Other category includes 19 different concepts, none of which is more than 3% 2. Based on state where primary real property collateral is located, if available, otherwise borrower • Highly disciplined approach, maintain well-defined market niche with minimal exceptions address. Other category includes 27 different states, none of which is more than 2% 3. Based upon 2019 industry off-premise statistics compiled by Restaurant Research © 2020 Pacific Premier Bancorp, Inc. | All rights reserved * Fixed Charge Coverage Ratio includes certain fixed expenses in the denominator and is a more conservative measure than DSCR 23

CRE TO CAPITAL CONCENTRATION RATIO Experience in managing CRE concentrations well in excess of 300% • CRE concentrations are well-managed across the organization, and semi annually stress tested CRE Concentration Ratio(1) 1000% Annualized Net Charge-Offs (2) Commercial Real Estate 0.09% Multifamily 0.05% 800% 627% Managed Growth 600% Decreased 499% Opus Grandpoint Acquisition 415% Acquisition 389% 385% 400% 372% 362% 365% 376% 356% 349% 336% 352% 340% 336% 341% 342% 332% 310% 316% 326% 306% 287% 287% 275% 285% 200% 0% 2008 2009 2010 2011 2012 2013 2014 2015 1Q'16 2Q'16 3Q'16 4Q'16 1Q'17 2Q'17 3Q'17 4Q'17 1Q'18 2Q'18 3Q'18 4Q'18 1Q'19 2Q'19 3Q'19 4Q'19 1Q'20 2Q'20 Note: Prior to 2020, CRE Concentration Ratio defined as (Non-owner Occupied CRE + Construction + Multifamily) / Total Risk-based Capital 1. CRE Concentration Ratio for 1Q 2020 and 2Q 2020 defined as (Non-owner Occupied CRE + Construction + Multifamily) / (Tier 1 Capital + ACL attributable to loans) 2. January 1, 2009 – March 31, 2020 © 2020 Pacific Premier Bancorp, Inc. | All rights reserved 24

CREDIT RISK MANAGEMENT Credit quality has historically outperformed peers, including the 2008-2012 credit cycle Nonperforming Assets to Total Assets Comparison PPBI Peers 5.00% 4.39 4.26 4.29 4.50% 4.11 4.24 4.23 4.06 3.96 4.04 4.00% 4.30 3.77 3.62 3.48 3.39 3.50% 3.26 3.21 2.93 2.96 3.00% CNB PDNB Acquisition Acquisition 2.50% 2/11/11 4/27/12 2.00% 1.70 1.58 1.66 1.67 1.62 1.36 1.50% 1.31 1.24 1.18 1.08 0.91 1.00% 0.55 0.74 0.74 1.04 0.58 0.59 0.48 0.49 0.44 0.33 0.39 0.40 0.40 0.34 0.50% 0.20 0.21 0.32 0.48 0.38 0.15 0.12 0.18 0.17 0.40 0.17 0.11 0.17 0.02 0.01 0.07 0.11 0.07 0.00% Source: Federal Deposit Insurance Corporation (“FDIC”) Note: California peer group consists of all insured California institutions © 2020 Pacific Premier Bancorp, Inc. | All rights reserved 25

DELINQUENT LOANS Low loan portfolio delinquency rates as of June 30, 2020 30-59 Days Past Due (% of Total Loans) 60-89 Days Past Due (% of Total Loans) 0.12% 0.09% 0.04% 0.04% 0.03% 0.04% 0.02% 0.02% 0.02% 0.01% 0.02% 0.03% 3/31/2019 6/30/2019 9/30/2019 12/31/2019 3/31/2020 6/30/2020 3/31/2019 6/30/2019 9/30/2019 12/31/2019 3/31/2020 6/30/2020 90+ Days Past Due (% of Total Loans) Total Delinquent Loans / Allowance for Credit Losses 53.5% 41.5% 38.5% 0.22% 32.1% 0.18% 25.0% 0.13% 0.11% 0.07% 0.07% 13.5% 3/31/2019 6/30/2019 9/30/2019 12/31/2019 3/31/2020 6/30/2020 3/31/2019 6/30/2019 9/30/2019 12/31/2019 3/31/2020 6/30/2020 © 2020 Pacific Premier Bancorp, Inc. | All rights reserved 26

ASSET QUALITY TRENDS Highly disciplined credit risk management, proactive loss mitigation strategies Special Mention Loans (% of Total Loans) Substandard Loans (% of Total Loans) 0.63% 0.65% 0.59% 0.52% 0.62% 0.60% 0.36% 0.42% 0.44% 0.45% 0.20% 0.24% 3/31/2019 6/30/2019 9/30/2019 12/31/2019 3/31/2020 6/30/2020 3/31/2019 6/30/2019 9/30/2019 12/31/2019 3/31/2020 6/30/2020 Nonperforming Loans (% of Total Loans) Annualized Net Charge-Offs (% of Average Loans) 0.24% 0.22% 0.14% 0.16% 0.17% 0.09% 0.09% 0.10% 0.06% 0.11% 0.06% 0.01% 3/31/2019 6/30/2019 9/30/2019 12/31/2019 3/31/2020 6/30/2020 3/31/2019 6/30/2019 9/30/2019 12/31/2019 3/31/2020 6/30/2020 © 2020 Pacific Premier Bancorp, Inc. | All rights reserved 27

PPBI’s Key Attributes

CULTURE AT PACIFIC PREMIER BANK Our culture is defined by our Success Attributes © 2019 Pacific Premier Bancorp, Inc. | All rights reserved 29

ENVIRONMENTAL, SOCIAL, GOVERNANCE Corporate giving and We believe in doing our part to strengthen our communities through responsible employee business practices, robust responsibility is a pillar of corporate governance and shareholder friendly policies. our business culture 2019 Highlights(1): Our employees are leaders working with our 300+ community partners: #1 Rating ISS Composite QualityScore for Governance $2,961,972 Charitable Community Support Serve on Boards Provide financial and Promote community and committees technical expertise development missions 5,196 Volunteer Hours 3,959 466 2019 Recycling By shredding Trees Barrels of Oil 465,765 233 and recycling Pounds Tons we have saved: 699 1,630,176 Cubic Yards Gallons of Water of Landfill 1. Data from 1/1/2019-12/31/2019 © 2020 Pacific Premier Bancorp, Inc. | All rights reserved 30

CONCLUDING THOUGHTS  We have maintained a strong credit culture in both good times and bad  Emphasis on risk management has been, and continues to be a key strength of our organization  Highly experienced and respected bank acquirer – 11 successful acquisitions since 2011  Financial results remain solid – strong capital ratios and core earnings  Our culture differentiates us and drives fundamentals for all stakeholders  We believe we are well-positioned to take advantage of opportunities which arise from this economic crisis  Shareholder value is our key focus – building long term value for our owners © 2020 Pacific Premier Bancorp, Inc. | All rights reserved 31

Appendix Material

NON-U.S. GAAP FINANCIAL MEASURES Tangible common equity to tangible assets (the "tangible common equity ratio") and tangible book value per share are non-U.S. GAAP financial measures derived from U.S. GAAP-based amounts. We calculate the tangible common equity ratio by excluding the balance of intangible assets from common stockholders' equity and dividing by tangible assets. We calculate tangible book value per share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which we calculate by dividing common stockholders’ equity by common shares outstanding. We believe that this information is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios. Accordingly, we believe that these non-U.S. GAAP financial measures provide information that is important to investors and that is useful in understanding our capital position and ratios. However, these non-U.S. GAAP financial measures are supplemental and are not a substitute for an analysis based on U.S. GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the non-U.S. GAAP measure of tangible common equity ratio to the U.S. GAAP measure of common equity ratio and tangible book value per share to the U.S. GAAP measure of book value per share are set forth below. Q2 Q1 Q2 2019 2020 2020 Total stockholders' equity $ 1,984,456 $ 2,002,917 $ 2,654,647 Less: Intangible assets (900,162) (887,671) (995,716) Tangible common equity $ 1,084,294 $ 1,115,246 $ 1,658,931 Total assets $ 11,783,781 $ 11,976,209 $ 20,517,074 Less: Intangible assets (900,162) (887,671) (995,716) Tangible assets $ 10,883,619 $ 11,088,538 $ 19,521,358 Tangible common equity ratio 9.96% 10.06% 8.50% Basic shares outstanding 60,509,994 59,975,281 94,350,222 Book value per share $ 32.80 $ 33.40 $ 28.14 Less: Intangible book value per share (14.88) (14.80) (10.55) Tangible book value per share $ 17.92 $ 18.60 $ 17.58 Note: All dollars in thousands, except per share data © 2020 Pacific Premier Bancorp, Inc. | All rights reserved 33

NON-U.S. GAAP FINANCIAL MEASURES Return on average tangible common equity is a non-U.S. GAAP financial measure derived from U.S. GAAP-based amounts. We calculate this figure by excluding CDI amortization expense and excluding the average CDI and average goodwill from the average stockholders’ equity during the period. We believe that this non-U.S. GAAP financial measure provides information that is important to investors and that is useful in understanding our performance. This non-U.S. GAAP financial measure is supplemental and is not a substitute for an analysis based on U.S. GAAP measures. As companies may use different calculations for this measure, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the U.S. GAAP measure of return on average equity to the non-U.S. GAAP measure of return on average tangible common equity is set forth below. Three Months Ended, 6/30/2019 3/31/2020 6/30/2020 Net Income (loss) $ 38,527 $ 25,740 $ (99,091) Plus: CDI amortization 4,281 3,965 4,040 Less: CDI amortization expense tax adjustment(1) 1,240 1,137 1,159 Net income for average tangible common equity $ 41,568 $ 28,568 $ (96,210) Average stockholders' equity $ 1,999,986 $ 2,037,126 $ 2,231,722 Less Average CDI 94,460 81,744 84,148 Less: Average goodwill 808,778 808,322 838,725 Average tangible common equity $ 1,096,748 $ 1,147,060 $ 1,308,849 Return on average equity(2) 7.71% 5.05% -17.76% Return on average tangible common equity(2) 15.16% 9.96% -29.40% Note: All dollars in thousands 1. CDI amortization expense adjusted by statutory tax rate 2. Annualized © 2020 Pacific Premier Bancorp, Inc. | All rights reserved 34

NON-U.S. GAAP FINANCIAL MEASURES For periods presented below, efficiency ratio is a non-U.S. GAAP financial measure derived from U.S. GAAP-based amounts. This figure represents the ratio of noninterest expense less other real estate owned operations, core deposit intangible amortization and merger-related expense to the sum of net interest income before provision for loan losses and total noninterest income, less gain/(loss) on sale of securities, OTTI impairment - securities, gain/(loss) on sale of other real estate owned, and gain/(loss) from debt extinguishment. Management believes that the exclusion of such items from this financial measures provides useful information to gain an understanding of the operating results of our core business. This non-U.S. GAAP financial measure is supplemental and is not a substitute for an analysis based on U.S. GAAP measures. As companies may use different calculations for this measure, this presentation may not be comparable to other similarly titled measures reported by other companies. A calculation of the non-U.S. GAAP measure of efficiency ratio is set forth below. FY 2013 FY 2014 FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 Q1 2020 Q2 2020 Total noninterest expense $ 50,815 $ 54,938 $ 73,332 $ 98,063 $ 167,958 $ 249,905 $ 259,065 $ 66,631 $ 115,970 Less: CDI amortization 764 1,014 1,350 2,039 6,144 13,594 17,245 3,965 4,040 Less: Merger-related expense 6,926 1,490 4,799 4,388 21,002 18,454 656 1,724 39,346 Less: Other real estate owned operations, net 618 75 121 385 72 4 160 14 9 Noninterest expense, adjusted $ 42,507 $ 52,359 $ 67,062 $ 91,251 $ 140,740 $ 217,853 $ 241,004 $ 60,928 $ 72,575 Net interest income $ 58,444 $ 73,635 $ 106,299 $ 153,075 $ 247,502 $ 392,711 $ 447,301 $ 109,175 $ 130,292 Add: Total noninterest income (loss) 8,811 13,377 14,388 19,602 31,114 31,027 35,236 14,475 6,898 Less: Net gain (loss) from investment securities 1,544 1,547 290 1,797 2,737 1,399 8,571 7,760 (21) Less: OTTI impairment - securities (4) (29) - (205) 1 4 2 - - Less: Net gain (loss) from other real estate owned - - - - 46 281 52 - (55) Less: Net gain (loss) from debt extinguishment - - - - - - (612) - - Revenue, adjusted $ 65,715 $ 85,494 $ 120,397 $ 171,085 $ 275,832 $ 422,054 $ 474,524 $ 115,890 $ 137,266 Efficiency Ratio 64.7% 61.3% 55.9% 53.6% 51.0% 51.6% 50.8% 52.6% 52.9% Note: All dollars in thousands © 2020 Pacific Premier Bancorp, Inc. | All rights reserved 35

NON-U.S. GAAP FINANCIAL MEASURES Pre-provision net revenue is a non-U.S. GAAP financial measure derived from U.S. GAAP-based amounts. We calculate pre-provision net revenue by excluding income tax, provision for credit losses, and merger related expenses from the net income. Management believes that the exclusion of such items from this financial measures provides useful information to gain an understanding of the operating results of our core business. This non-U.S. GAAP financial measure is supplemental and is not a substitute for an analysis based on U.S. GAAP measures. As companies may use different calculations for this measure, this presentation may not be comparable to other similarly titled measures reported by other companies. A calculation of the non-U.S. GAAP measure of pre-provision net revenue is set forth below. FY 2013 FY 2014 FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 Q1 2020 Q2 2020 Interest income $ 63,800 $ 81,339 $ 118,356 $ 166,605 $ 270,005 $ 448,423 $ 526,107 $ 123,789 $ 144,122 Interest expense 5,356 7,704 12,057 13,530 22,503 55,712 78,806 14,614 13,830 Net interest income 58,444 73,635 106,299 153,075 247,502 392,711 447,301 109,175 130,292 Noninterest income 8,811 13,377 14,388 19,602 31,114 31,027 35,236 14,475 6,898 Revenue 67,255 87,012 120,687 172,677 278,616 423,738 482,537 123,650 137,190 Noninterest expense 50,815 54,938 73,332 98,063 167,958 249,905 259,065 66,631 115,970 Add: Merger related expense 6,926 1,490 4,799 4,388 21,002 18,454 656 1,724 39,346 Pre-provision net revenue $ 23,366 $ 33,564 $ 52,154 $ 79,002 $ 131,660 $ 192,287 $ 224,128 $ 58,743 $ 60,566 Pre-provision net revenue (annualized) $ 23,366 $ 33,564 $ 52,154 $ 79,002 $ 131,660 $ 192,287 $ 224,128 $ 234,972 $ 242,264 Average Assets $ 1,441,555 $ 1,827,935 $ 2,622,476 $ 3,601,411 $ 6,094,883 $ 9,794,917 $ 11,546,912 $ 11,591,336 $ 15,175,310 PPNR / Average Assets 1.62% 1.84% 1.99% 2.19% 2.16% 1.96% 1.94% 0.51% 0.40% PPNR / Average Assets (annualized) 1.62% 1.84% 1.99% 2.19% 2.16% 1.96% 1.94% 2.03% 1.60% Note: All dollars in thousands 1. Annualized © 2020 Pacific Premier Bancorp, Inc. | All rights reserved 36

NON-U.S. GAAP FINANCIAL MEASURES Core net interest income and core net interest margin are non-U.S. GAAP financial measures derived from U.S. GAAP-based amounts. We calculate core net interest income by excluding scheduled accretion income, accelerated accretion income, premium amortization on CD and nonrecurring nonaccrual interest paid from net interest income. The core net interest margin is calculated as the ratio of core net interest income to average interest-earning assets. Management believes that the exclusion of such items from this financial measure provides useful information to gain an understanding of the operating results of our core business. Core loan interest income and core loan yields are non-U.S. GAAP financial measures derived from U.S. GAAP-based amounts. We calculate core loan interest income by excluding scheduled accretion income, accelerated accretion income and nonrecurring nonaccrual interest paid from loan interest income. The core loan yield is calculated as the ratio of core loan interest income to average loans. Management believes that the exclusion of such items from this financial measure provides useful information to gain an understanding of the operating results of our core business. FY 2013 FY 2014 FY 2015 FY 2016 FY 2017 FY 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Net interest income $ 58,444 $ 73,635 $ 106,299 $ 153,075 $ 247,502 $ 392,711 $ 111,406 $ 110,641 $ 112,335 $ 112,919 $ 109,175 $ 130,292 Less: Accretion income 3,241 1,927 4,387 9,178 12,901 16,082 3,805 4,950 6,026 5,828 4,105 5,848 Less: Premium amortization on CD 139 143 200 411 969 1,551 201 124 124 72 63 1,054 Less: Nonrecurring nonaccrual interest paid - - - - - - 161 107 37 168 - (142) Core net interest income $ 55,064 $ 71,565 $ 101,712 $ 143,486 $ 233,632 $ 375,078 $ 107,239 $ 105,460 $ 106,148 $ 106,851 $ 105,007 $ 123,532 Average interest-earning assets $ 1,399,806 $ 1,750,871 $ 2,503,009 $ 3,414,847 $ 5,583,774 $ 8,836,075 $ 10,339,248 $ 10,363,988 $ 10,228,878 $ 10,347,009 $ 10,363,570 $ 13,831,914 Net interest margin 4.18% 4.21% 4.25% 4.48% 4.43% 4.44% 4.37% 4.28% 4.36% 4.33% 4.24% 3.79% Core net interest margin 3.93% 4.09% 4.06% 4.20% 4.18% 4.24% 4.21% 4.08% 4.12% 4.10% 4.08% 3.59% FY 2013 FY 2014 FY 2015 FY 2016 FY 2017 FY 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Loan interest income $ 58,089 $ 75,751 $ 111,097 $ 157,935 $ 251,027 $ 415,410 $ 121,476 $ 121,860 $ 122,974 $ 119,353 $ 113,265 $ 133,339 Less: Loan accretion 3,241 1,927 4,387 9,178 12,901 16,082 3,805 4,950 6,026 5,828 4,105 5,848 Less: Nonrecurring nonaccrual interest paid - - - - - - 161 107 37 168 - (142) Core loan interest income $ 54,848 $ 73,824 $ 106,710 $ 148,757 $ 238,126 $ 399,328 $ 117,510 $ 116,803 $ 116,911 $ 113,357 $ 109,160 $ 127,633 Average loans $ 1,039,654 $ 1,424,727 $ 2,061,788 $ 2,900,379 $ 4,724,808 $ 7,527,004 $ 8,867,159 $ 8,779,440 $ 8,728,536 $ 8,700,690 $ 8,645,252 $ 11,242,721 Loan yield 5.59% 5.32% 5.39% 5.45% 5.31% 5.52% 5.56% 5.57% 5.59% 5.44% 5.27% 4.77% Core loan yield 5.28% 5.18% 5.18% 5.13% 5.04% 5.31% 5.37% 5.34% 5.31% 5.17% 5.08% 4.57% Note: All dollars in thousands © 2020 Pacific Premier Bancorp, Inc. | All rights reserved 37